Exhibit 10(b)
INDUSTRIAL BUILDING LEASE

DATE OF LEASE  April 10, 1996

TERM OF LEASE
BEGINNING      June 1, 1996
ENDING         May 31, 1999

MONTHLY RENT   $68,705.04 per year
               Payable $5,725.42 Per month

Location of Premises
3030 North River Road, River Grove, Illinois

Purposes:
Manufacturing, remodeling and repairing of goods, wares and merchandise of all kinds and buying and selling of such merchandise at wholesale and retail.

LESSEE
NAME      Richardson Electronics, Ltd.
ADDRESS   40W267 Keslinger Road
          LaFox, IL 60147

LESSOR
NAME AND BUSINESS ADDRESS
American National Bank and Trust Company of Chicago Trustee of
Trust #56120 dated 2/23/83

     In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purpose the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term.

RENT
1. Lessee shall pay Lessor or Lessor's agent as rent for the Premises the sum stated above. monthly in advance, until termination of this lease, at Lessor's address stated above or such other address as Lessor may designate in writing.

CONDITION AND UPKEEP OF PREMISES
2. Lessee has examined and knows the condition of the Premises and has received the same in good order and repair, and acknowledges that no representations as to the condition and repair thereof have been made by Lessor, or his agent, prior to or at the execution of this lease that are not herein expressed; Lessee will keep the Premises including all appurtenances, in good repair, replacing all broken glass with glass of the same size and quality as that broken, and will replace all damaged plumbing fixtures with others of equal quality, and will keep the Premises, including adjoining alleys, in a clean and healthful condition according to the applicable municipal ordinances and the direction of the proper public officers during the term of this lease at Lessee's expense, and will without injury to the roof, remove all snow and ice from the same when necessary, and will remove the snow and ice from the sidewalk abutting the Premises; and upon the termination of this lease, in any way, will yield up the Premises to Lessor, in good condition and repair, loss by fire and ordinary wear excepted, and will deliver the keys therefor at the place of payment of said rent.

LESSEE NOT TO MISUSE; SUBLET; ASSIGNMENT
3. Lessee will not allow the Premises to be used for any purpose that will increase the rate of insurance thereon, nor for any purpose other than that hereinbefore specified, and will not load floors with machinery or goods beyond the floor load rating prescribed by applicable municipal ordinances, and will not allow the Premises to be occupied in whole, or in part, by any other person, and will not sublet the same or any part thereof, nor assign this lease without in each case the written consent of the Lessor first had, and Lessee will not permit any transfer by operation of law of the interest in the Premises acquired through this lease, and will not permit the Premises to be used for any unlawful purpose, or for any purpose that will injure the reputation of the building or increase the fire hazard of the building, or disturb the tenants or the neighborhood, and will not permit the same to remain vacant or unoccupied for more than ten consecutive days; and will not allow any signs, cards or placards to be posted, or placed thereon, nor permit any alteration of or addition to any part of the Premises, except by written consent of Lessor; all alterations and additions to the Premises shall remain for the benefit of Lessor unless otherwise provided in the consent aforesaid.

MECHANIC'S LIEN
4. Lessee will not permit any mechanic's lien or liens to be placed upon the Premises or any building or improvement thereon during the term hereof, and in case of the filing of such lien Lessee will promptly pay same. If default in payment thereof shall continue for thirty (30) days after written notice thereof from Lessor to the Lessee, the Lessor shall have the right and privilege at Lessor's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of bill therefor.

INDEMNITY FOR ACCIDENTS
5. Lessee covenants and agrees that he will protect and save and keep the Lessor forever harmless and indemnified against and from any penalty or damages or charges imposed for any violation of any laws or ordinances whether occasioned by the neglect of Lessee or those holding under Lessee, and that Lessee will at all times protect, indemnify and save and keep harmless the Lessor against and from any and all loss, cost, damage or expense, arising out of or from any accident or other occurrence on or about the Premises, causing injury to any person or property whomsoever or whatsoever and will protect, indemnify and save and keep harmless the Lessor against and from any and all claims and against and from any and all loss, cost, damage or expense arising out of any failure of Lessee in any respect to comply with and perform all the requirements and provisions hereof.

NON-LIABILITY OF LESSOR
6. Except as provided by Illinois statute, Lessor shall not be liable for any damage occasioned by failure to keep the Premises in repair, nor for any damage done or occasioned by or from plumbing, gas, water, sprinkler, steam or other pipes or sewerage or the bursting, leaking or running of any pipes, tank or plumbing fixtures, in, above, upon or about Premises or any building or improvement thereon nor for any damage occasioned by water, snow or ice being upon or coming through the roof, skylights, trap door or otherwise, nor for any damages arising from acts or neglect of any owners or occupants of adjacent or contiguous property.

WATER, GAS AND ELECTRIC CHARGES
7. Lessee will pay, in addition to the rent above specified, all water rents, gas and electric light and power bills taxed, levied or charged on the Premises, for and during the time for which this lease is granted, and in case said water rents and bills for gas, electric light and power shall not be paid when due, Lessor shall have the right to pay the same, which amounts so paid, together with any sums paid by Lessor to keep the Premises in a clean and healthy condition, as above specified, are declared to be so much additional rent and payable with the installment of rent next due thereafter.

KEEP PREMISES IN REPAIR
8. Lessor shall not be obliged to incur any expense for repairing any improvements upon said demised premises or connected therewith and the Lessee at his own expense will keep all improvements in good repair (injury by fire, or other causes beyond Lessee's control excepted) as well as in a good tenantable and wholesome condition, and will comply with all local or general regulations, laws and ordinances applicable thereto, as well as lawful requirements of all competent authorities in that behalf. Lessee will, as far as possible, keep said improvements from deterioration due to ordinary wear and from falling temporarily out of repair. If Lessee does not make repairs as required hereunder promptly and adequately, Lessor may but need not make such repairs and pay the costs thereof, and such costs shall be so much additional rent immediately due from and payable by Lessee to Lessor.

ACCESS TO PREMISES
9. Lessee will allow Lessor free access to the Premises for the purpose of examining or exhibiting the same, or to make any needful repairs, or alterations thereof which Lessor may see fit to make and will allow to have placed upon the Premises at all times notice of "For Sale" and "To Rent ", and will not interfere with the same.

ABANDONMENT AND RELETTING
10. If Lessee shall abandon or vacate the Premises, or if Lessee's right to occupy the Premises be terminated by Lessor by reason of Lessee's breach of any of the covenants herein, the same may be re-let by Lessor for such rent and upon such terms as Lessor may deem fit, subject to Illinois statute; and if a sufficient sum shall not thus be realized monthly, after paying the expenses of such re-letting and collecting to satisfy the rent hereby reserved, Lessee agrees to satisfy and pay all deficiency monthly during the remaining period of this lease.

HOLDING OVER
11. Lessee will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Lessor, and failing so to do, will pay as liquidated damages, for the whole time such possession is withheld, the sum of _____________ Dollars ($____) per day; but the provisions of this clause shall not be held as a waiver by Lessor of any right of re-entry as hereinafter set forth; nor shall the receipt of said rent or any part thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this lease and the term hereby granted for the period still unexpired, for a breach of any of the covenants herein.

EXTRA FIRE HAZARD
12. There shall not be allowed, kept, or used on the Premises any inflammable or explosive liquids or materials save such as may be necessary for use in the business of the Lessee, and in such case, any such substances shall be delivered and stored in amount, and used, in accordance with the rules of the applicable Board of Underwriters and statutes and ordinances now or hereafter in force.

DEFAULT BY LESSEE
13. If default be made in the payment of the above rent, or any part thereof, or in any of the covenants herein contained to be kept by the Lessee, Lessor may at any time thereafter at his election declare said term ended and reenter the Premises or any part thereof, with or (to the extent permitted by law) without notice or process of law, and remove Lessee or any persons occupying the same, without prejudice to any remedies which might otherwise be used for arrears of rent, and Lessor shall have at all times the right to distrain for rent due, and shall have a valid and first lien upon all personal property which Lessee now owns, or may hereafter acquire or have an interest in, which is by law subject to such distraint, as security for payment of the rent herein reserved.

NO RENT DEDUCTION OR SET OFF
14. Lessee's covenant to pay rent is and shall be independent of each and every other covenant of this lease. Lessee agrees that any claim by Lessee against Lessor shall not be deducted from rent nor set off against any claim for rent in any action.

RENT AFTER NOTICE OR SUIT
15. It is further agreed, by the parties hereto, that after the service of notice, or the commencement of a suit or after final judgment for possession of the Premises, Lessor may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, said suit, or said judgment.

PAYMENT OF COSTS
16. Lessee will pay and discharge all reasonable costs, attorney's fees and expenses that shall be made and incurred by Lessor in enforcing the covenants and agreements of this lease.

RIGHTS CUMULATIVE
17. The rights and remedies of Lessor under this lease are cumulative. The exercise or use of any one or more thereof shall not bar Lessor from exercise or use of any other right or remedy provided herein or otherwise provided by law, nor shall exercise nor use of any right or remedy by Lessor waive any other right or remedy.

FIRE AND CASUALTY
18. In case the Premises shall be rendered untenantable during the term of this lease by fire or other casualty, Lessor at his option may terminate the lease or repair the Premises within 60 days thereafter. If Lessor elects to repair, this lease shall remain in effect provided such repairs are completed within said time. If Lessor shall not have repaired the Premises within said time, then at the end of such time the term hereby created shall terminate. If this lease is terminated by reason of fire or casualty as herein specified, rent shall be apportioned and paid to the day of such fire or other casualty.

SUBORDINATION
19. This lease is subordinate to all mortgages which may now or hereafter affect the Premises.

PLURALS; SUCCESSORS
20. The words "Lessor" and "Lessee" wherever herein occurring and used shall be construed to mean "Lessors" and "Lessees" in case more than one person constitutes either party to this lease; and all the covenants and agreements contained shall be binding upon, and inure to, their respective successors, heirs, executors, administrators and assigns and may be exercised by his or their attorney or agent.

SEVERABILITY
21. Wherever possible each provision of this lease shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this lease.

22. This Lease is executed by the AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, not personally or individually but solely as Trustee as aforesaid and it is expressly understood and agreed by and between the parties hereto, anything in this Lease to the contrary notwithstanding, that each and all of the covenants, undertakings and agreements in this Lease contained are made and intended not as personal covenants, undertakings and agreements of the AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, or any of its officers, agents or employees, but this Lease is executed and delivered by the undersigned Lessor solely as Trustee as aforesaid and no personal liability or personal responsibility is assumed by, or shall at any time be asserted or enforced against, the AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, its officers, agents, or employees, on account of any covenants, representations, undertakings or agreements in this Lease contained, or otherwise, either express or implied, all such personal liability, if any, being hereby expressly waived and released, it being understood that the Lessee or anyone claiming by, through or under the Lessee shall look solely to the trust property for the enforcement or collection of any such liability. By way of illustration only and without limitation of the foregoing, it is further understood and agreed that the said AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO individually shall have no duty whatsoever with reference to the upkeep, maintenance or repair of said premises and makes no representations with reference to the condition of, or to the title to, said premises. It is further expressly understood and agreed that this Lease is signed by the undersigned Lessor solely for the purpose of subjecting the title to the trust property to the terms of this Lease and for no other purpose whatsoever. Any conveyance of the demised premises by the undersigned Lessee shall operate to release the AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO in every capacity from any and all obligations, if any, under this Lease. It is further expressly understood and agreed that no duty shall rest upon the AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO to sequester the trust property or the rents, issues and profits arising therefrom, or the profits arising from any sale or other disposition thereof.

23. It is hereby expressly agreed by and between Lessor and Lessee that:
(a) Lessee shall pay the real estate taxes and any special assessments.

(b) Lessee shall pay for all upkeep on the said building, and for all repairs and remodeling, both interior and exterior and shall provide all heating and any and all insurance.

24. Lessee has deposited with beneficiaries of the Lessor the sum of TWENTY FOUR THOUSAND DOLLARS ($24,000.00), which said deposit is hereby acknowledged, which shall be held by beneficiaries of the Lessor as and for security on said Lease. When said Lease shall expire, if the Lessee shall not be in default under the terms and conditions thereof, then said deposit of $24,000.00 shall be returned to Lessee by the beneficiaries of the Lessor. If, at the time of the expiration of this Lease, Lessee shall be indebted to the Lessor, beneficiaries of the Lessor shall deduct such indebtedness from the security deposit moneys and return the balance to Lessee.

     If this instrument is executed by a corporation, such execution has been authorized by a duly adopted resolution of the Board of Directors of such corporation.

     This lease consists of ___ pages numbered 1 to __, including a rider consisting of __ pages, identified by Lessor and Lessee.

     IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the Date of Lease stated above.

LESSEE:                       LESSOR:

RICHARDSON ELECTRONICS, LTD.       AMERICAN NATIONAL BANK AND
TRUST COMPANY
                              OF CHICAGO AS TRUSTEE OF TRUST
#56120
                              DTD 2/23/83
By: /s/ Edward J. Richardson       By: /s/ authorized signature

ATTEST:
/s/ William G. Seils
     Secretary